UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report: March 21, 2005 (Date of Earliest Event Reported: March 16, 2005))

POLYMER GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-14330	57-1003983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201, North Charleston, South Carolina, 29405

(Address of Principal Executive Offices, including Zip Code)

(843) 329-5151

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

On March 16, 2005, Polymer Group, Inc. (“PGI”) entered into an amendment to the $475,000,000 Credit Agreement dated April 27, 2004 with Citicorp North America, Inc. (as Administrative Agent, Documentation Agent, First Lien Collateral Agent, Second Lien Collateral Agent and Syndication Agent) and Citigroup Global Markets Inc. (as Sole Lead Arranger and Sole Bookrunner).  The amendment generally provides the Company with additional financial flexibility relative to capital expenditures for 2005 and 2006 and refinements to the excess cash flow definition.

Item 9.01.               Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Amendment No. 2 (dated March 16, 2005) to Credit Agreement dated April 27, 2004 between Polymer Group, Inc., Citicorp North America, Inc. and Citigroup Global Markets Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: March 21, 2005	/s/ Willis C. Moore III
Willis C. Moore III
Chief Financial Officer